FEDERATED WORLD UTILITY FUND
(FORMERLY, WORLD UTILITY FUND)
(A PORTFOLIO OF WORLD INVESTMENT SERIES, INC.)

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

PROSPECTUS

The shares of Federated World Utility Fund (the "Fund") (formerly, World Utility
Fund) offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio in World Investment Series, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).

The Fund's investment objective is to provide total return. The Fund invests primarily in securities issued by domestic and foreign companies in the utilities industries.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class A Shares, Class B Shares and Class C Shares of the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class A Shares, Class B Shares, Class C Shares and Class F Shares dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge, by calling 1-800-235-4669. To obtain other information or make inquiries about the Fund, contact your financial institution.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Prospectus dated January 31, 1996

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
Summary of Fund Expenses.......................................................1

Financial Highlights--Class A Shares...........................................4

Financial Highlights--Class B Shares...........................................5

Financial Highlights--Class C Shares...........................................6


General Information............................................................7

Investment Information.........................................................8
  Investment Objective.........................................................8
  Investment Policies..........................................................8

Risk Factors and Investment Considerations.....................................9

  Considerations of Utility Securities.........................................9
  Other Investment Practices..................................................12
  Investment Limitations......................................................14

Net Asset Value...............................................................14

Investing in the Fund.........................................................15

How To Purchase Shares........................................................16
  Investing in Class A Shares.................................................16
  Investing in Class B Shares.................................................18
  Investing in Class C Shares.................................................19
  Special Purchase Features...................................................20

Exchange Privilege............................................................21

How To Redeem Shares..........................................................23
  Special Redemption Features.................................................24
  Contingent Deferred Sales Charge............................................24
  Elimination of Contingent
     Deferred Sales Charge....................................................25

Account and Share Information.................................................26

Fund Information..............................................................27
  Management of the Corporation...............................................27
  Distribution of Shares......................................................29
  Administration of the Fund..................................................30

Brokerage Transactions........................................................31

Shareholder Information.......................................................31
  Voting Rights...............................................................31
Tax Information...............................................................32
  Federal Income Tax..........................................................32
  State and Local Taxes.......................................................32

Performance Information.......................................................33

Other Classes of Shares.......................................................33

Addresses.....................................................................34

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
                          FEDERATED WORLD UTILITY FUND
                         (FORMERLY, WORLD UTILITY FUND)
                                 CLASS A SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases
     (as a percentage of offering price)....................       5.50%

Maximum Sales Charge Imposed on Reinvested Dividends
     (as a percentage of offering price)....................       None

Contingent Deferred Sales Charge
     (as a percentage of original purchase price or
          redemption proceeds, as applicable) (1)............      0.00%

Redemption Fee
     (as a percentage of amount redeemed, if applicable).....      None

Exchange Fee.................................................      None

                            ANNUAL OPERATING EXPENSES
                       (As a percentage of average net assets)
Management Fee (after waiver) (2)..................................     0.00%

12b-1 Fee..........................................................     None

Total Other Expenses (after expense reimbursement).................     1.50%
    Shareholder Services Fee.......................................     0.25%
         Total Operating Expenses (3)..............................     1.50%


 (1) Class A Shares purchased with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50 of 1.00% for redemptions made within one year of purchase. (See "Contingent Deferred Sales Charge".)

(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 1.00%.

(3) The Total Operating Expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1996. The Total Operating Expenses were 0.25% for the fiscal year ended November 30, 1995 and would have been 5.03% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class A Shares" and "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                1 year     3 years    5 years   10 years

You would pay the following expenses
on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption
at the end of each time period.......       $74       $100       $132       $224

You would pay the following expenses
on the same investment, assuming no
redemption............................     $69        $100       $132       $224


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



--------------------------------------------------------------------------------

                         SUMMARY OF FUND EXPENSES
                          FEDERATED WORLD UTILITY FUND
                         (FORMERLY, WORLD UTILITY FUND)
                                 CLASS B SHARES
                         SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases
     (as a percentage of offering price)..............................   None

Maximum Sales Charge Imposed on Reinvested Dividends
     (as a percentage of offering price)..............................   None

Contingent Deferred Sales Charge
     (as a percentage of original purchase price or redemption
           proceeds, as applicable) (1)...............................  5.50%

Redemption Fee (as a percentage of amount redeemed, if applicable)....  None

Exchange Fee..........................................................  None


                               ANNUAL OPERATING EXPENSES
                       (As a percentage of average net assets)
Management Fee (after waiver) (2).....................................  0.00%
12b-1 Fee.............................................................  0.75%
Total Other Expenses (after expense reimbursement)....................  1.50%
    Shareholder Services Fee..........................................  0.25%
         Total Operating Expenses (3)(4)..............................  2.25%


(1) The contingent deferred sales charge is 5.50% in the first year declining to 1.00% in the sixth year and 0.00% thereafter. (See "Contingent Deferred Sales Charge").

(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 1.00%.

(3) Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase.

(4) The Total Operating Expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1996. The Total Operating Expenses were 1.00% for the fiscal year ended November 30, 1995 and would have been 5.78% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class B Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class B Shares" and "Fund Information". Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

EXAMPLE                                                   1 year     3 years

You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time
period..........................................               $79       $114

You would pay the following expenses on the same
investment, assuming no redemption..............               $23        $70


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                           SUMMARY OF FUND EXPENSES
                          FEDERATED WORLD UTILITY FUND
                         (FORMERLY, WORLD UTILITY FUND)
                                 CLASS C SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases
     (as a percentage of offering price).......................       None

Maximum Sales Charge Imposed on Reinvested Dividends
     (as a percentage of offering price).......................       None

Contingent Deferred Sales Charge
     (as a percentage of original purchase price or redemption
            proceeds, as applicable)(1)........................      1.00%

Redemption Fee (as a percentage of amount
     redeemed, if applicable)..................................      None

Exchange Fee...................................................      None


                         ANNUAL OPERATING EXPENSES
                 (As a percentage of average net assets)

Management Fee (after waiver) (2)..............................      0.00%

12b-1 Fee......................................................      0.75%

Total Other Expenses (after expense reimbursement).............      1.50%
    Shareholder Services Fee...................................      0.25%
         Total Operating Expenses (3)..........................      2.25%



(1) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within one year of their purchase date. (See "Contingent Deferred Sales Charge.")

(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 1.00%.

(3) The Total Operating Expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1996. The Total Operating Expenses were 1.00% for the fiscal year ended November 30, 1995 and would have been 5.78% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class C Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class C Shares" and "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

EXAMPLE                                                                                               1 year     3 years
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2)
redemption at the end of each time
period........................................................................................................     $33        $70
You would pay the following expenses on the same investment, assuming no redemption................     $23        $70


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--CLASS A SHARES
                          FEDERATED WORLD UTILITY FUND
                         (FORMERLY, WORLD UTILITY FUND)
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report, dated January 18, 1996 on the Fund's financial statements for the year ended November 30, 1995, and on the following table for each of the periods presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.


                                               YEAR ENDED        PERIOD ENDED
                                              NOVEMBER 30,       NOVEMBER 30,
                                                  1995              1994(a)

NET ASSET VALUE, BEGINNING OF PERIOD           $    9.67          $   10.06
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
  Net investment income                             0.42               0.24
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency              1.27              (0.46)
------------------------------------------        -------            -------
  Total from investment operations                 1.69              (0.22)
------------------------------------------        -------            -------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------------
  Distributions from net investment income         (0.40)             (0.17)
------------------------------------------         -------            -------
NET ASSET VALUE, END OF PERIOD                   $   10.96          $    9.67
------------------------------------------         -------            -------
TOTAL RETURN (b)                                    17.94%             (3.00%)
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------
  Expenses                                            0.25%              0.25%*
--------------------------------------------------------------------------------
  Net investment income                               4.39%              5.10%*
--------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                    4.78%              4.43%*
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)            $8,875             $4,948
--------------------------------------------------------------------------------
  Portfolio turnover                                     46%                7%
--------------------------------------------------------------------------------



 * Computed on an annualized basis.

 (a) Reflects operations for the period from April 21, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, March 17, 1994, to April 20, 1994, Class A Shares had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) For the periods ended November 30, 1995 and 1994, the Adviser waived all of its investment advisory fee, 1.00% and 1.00%, respectively, and reimbursed other operating expenses, 0.34% and 0.86%, respectively, to comply with certain state expenses limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1995, which can be obtained free of charge.



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--CLASS B SHARES
                          FEDERATED WORLD UTILITY FUND
                         (FORMERLY, WORLD UTILITY FUND)
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report, dated January 18, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for each of the periods presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                                          PERIOD ENDED
                                                                                                          NOVEMBER 30,
                                                                                                             1995(a)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                        $   10.53
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------
  Net investment income                                                                                          0.11
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and foreign currency                                    0.41
------------------------------------------------------------------------------------------------------        -------
  Total from investment operations                                                                               0.52
------------------------------------------------------------------------------------------------------        -------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
  Distributions from net investment income                                                                      (0.10)
------------------------------------------------------------------------------------------------------        -------
NET ASSET VALUE, END OF PERIOD                                                                              $   10.95
------------------------------------------------------------------------------------------------------        -------
TOTAL RETURN (b)                                                                                                 5.00%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------
  Expenses                                                                                                       1.00%*
------------------------------------------------------------------------------------------------------
  Net investment income                                                                                          2.99%*
------------------------------------------------------------------------------------------------------
  Expense waiver/reimbursement                                                                                   4.78%*(c)
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                                   $   1,068
------------------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                               46%
------------------------------------------------------------------------------------------------------


 * Computed on an annualized basis.

(a) Reflects operations for the period from July 27, 1995 (date of initial public offering) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) The Adviser waived all of its investment advisory fee, 1.00%, and reimbursed other operating expenses, 0.34%, to comply with certain state expenses limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1995, which can be obtained free of charge.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--CLASS C SHARES
                          FEDERATED WORLD UTILITY FUND
                         (FORMERLY, WORLD UTILITY FUND)
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report, dated January 18, 1996, on the Fund's financial statements for the year ended November 30, 1995, and on the following table for each of the periods presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                                          PERIOD ENDED
                                                                                                          NOVEMBER 30,
                                                                                                             1995(a)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                        $   10.53
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------
  Net investment income                                                                                          0.15
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and foreign currency                                    0.37
------------------------------------------------------------------------------------------------------        -------
  Total from investment operations                                                                               0.52
------------------------------------------------------------------------------------------------------        -------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
  Distributions from net investment income                                                                      (0.10)
------------------------------------------------------------------------------------------------------        -------
NET ASSET VALUE, END OF PERIOD                                                                              $   10.95
------------------------------------------------------------------------------------------------------        -------
TOTAL RETURN (b)                                                                                                 4.92%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------
  Expenses                                                                                                       1.00%*
------------------------------------------------------------------------------------------------------
  Net investment income                                                                                          3.03%*
------------------------------------------------------------------------------------------------------
  Expense waiver/reimbursement                                                                                   4.77%*(c)
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                                   $     374
------------------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                               46%
------------------------------------------------------------------------------------------------------


 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 27, 1995 (date of initial public offering) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) The Adviser waived all of its investment advisory fee, 1.00%, and reimbursed other operating expenses, 0.34%, to comply with certain state expenses limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1995, which can be obtained free of charge.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION

The Corporation was established as a corporation under the laws of the State of Maryland on January 25, 1994. The Corporation's address is Liberty Center, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. The Articles of Incorporation permit the Fund to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Directors ("Directors") has established four classes of shares, known as Class A Shares, Class B Shares, Class C Shares and Class F Shares. This prospectus relates only to the Class A Shares, Class B Shares and Class C Shares of the Corporation's portfolio known as Federated World Utility Fund (formerly, World Utility Fund) (individually and collectively as the context requires, "Shares").

Shares of the Fund are designed to give institutions and individuals a convenient means of seeking total return without undue risk through a professionally managed, diversified portfolio comprised primarily of foreign and domestic utility securities. The Fund is not intended to provide a complete investment program for an investor.

For information on how to purchase the Shares offered by this prospectus, please refer to "How to Purchase Shares." The minimum initial investment for Class A Shares is $500. The minimum initial investment for Class B Shares and Class C Shares is $1500. However, the minimum initial investment for a retirement account in any class is $50. Subsequent investments in any class must be in amounts of at least $100, except for retirement plans which must be in amounts of at least $50.

Class A Shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value. However, a contingent deferred sales charge is imposed under certain circumstances. For a more complete description, see "How to Redeem Shares."

Class B Shares are sold at net asset value and are redeemed at net asset value. However, a contingent deferred sales charge is imposed on certain Shares which are redeemed within six full years of purchase. See "How to Redeem Shares."

Class C Shares are sold at net asset value. A contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first 12 months following purchase. See "How to Redeem Shares."


--------------------------------------------------------------------------------
                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide total return. The investment objective may be changed by the Directors without the approval of shareholders. Shareholders will be notified in writing at least 30 days prior to any change in the investment objective. Any such change may result in the Fund having an investment objective different from the investment objective which a shareholder considered appropriate at the time of investment in the Fund. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

INVESTMENT POLICIES

The Fund will seek to achieve its investment objective by investing at least 65% of its total assets in securities issued by domestic and foreign companies in the utilities industries. For these purposes, companies will be considered to be in the utilities industries if, in the opinion of Federated Global Research Corp. (the "Investment Adviser"), they are primarily engaged in the ownership or operation of facilities used to generate, transmit, or distribute electricity, telephone communications, cable and other pay television services, radio-telephone communications, gas, or water.

The Fund's portfolio will at all times include issuers located in at least three countries, although the Investment Adviser expects to invest in more than three countries. It is expected that, under normal circumstances, the assets of the Fund invested in U.S. securities will be higher than that invested in securities of any other single country. At times, the Fund may have more than 65% of its total assets invested in foreign securities.

The Fund may invest up to 35% of its total assets in securities of issuers that are outside the utilities industries. Such investments may consist of common stocks, debt securities, preferred stocks, or other securities issued by either U.S. or foreign companies, governments, or governmental instrumentalities. Some of these issuers may be in industries related to the utilities industries and, therefore, may be subject to similar considerations. The prices of fixed income securities fluctuate inversely to the direction of interest rates. The prices of longer term bonds fluctuate more widely in response to market interest rate changes.

Debt obligations in the portfolio, at the time they are purchased, generally will be limited to those which fall in one of the following categories: (i) rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc., ("Moody's") or (ii) determined by the Investment Adviser to be of investment grade and not rated by either of the aforementioned rating services. However, the Fund may invest up to 35% of the value of its total assets in lower-rated convertible and non-convertible debt obligations that are not investment grade bonds (i.e., "junk bonds"), but are rated CCC or better by S&P or Caa or better by Moody's, or are not rated but determined by the Investment Adviser to be of comparable quality. Securities rated BB, B, and CCC by S&P or Ba, B, and Caa by Moody's either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments. In the event the rating on an issue held in the Fund's portfolio is changed by the ratings services (or, for an unrated issue, in the determination of the Investment Adviser), such event will be considered by the Investment Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the automatic sale of the security. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

For temporary defensive purposes and to maintain liquidity in anticipation of favorable investment opportunities, the Fund may invest in short-term money market instruments including securities of other investment companies, certificates of deposit, obligations issued or guaranteed by the United States government or its agencies or instrumentalities, commercial paper rated not lower than A-1 by S&P or Prime-1 by Moody's, or repurchase agreements.

--------------------------------------------------------------------------------
                          RISK FACTORS AND INVESTMENT
                                 CONSIDERATIONS

The Fund will attempt to meet its investment objective by being at least 65% invested in securities issued by companies in the domestic and foreign utilities industries. There exist certain risks associated with the utilities industries and with foreign securities of which investors in the Fund should be aware.

                      CONSIDERATIONS OF UTILITY SECURITIES

There are certain risks and considerations affecting utility companies, and the holders of utility company securities, which an investor should take into account when investing in those securities. Factors which may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations which may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disasters (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuel; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among customers. Furthermore, the revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business.

In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Recently, utility regulators have permitted utilities to diversify outside of their original geographic regions and their traditional lines of business. While the Investment Adviser believes that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core businesses and may be less profitable. Of course, there can be no assurance that all of the regulatory policies described in this paragraph will continue in the future.

In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: the development and implementation of a national energy policy; the differences between regulatory policies of different jurisdictions (or different regulators which have concurrent jurisdiction); shifts in regulatory policies; adequacy of rate increases; and future regulatory legislation.

Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels which cause more pollution than fuels used by United States utilities; in the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries. Although many foreign utility companies are currently government-owned, the Investment Adviser believes that it is likely that some foreign governments will seek to "privatize" their utility companies, (i.e., transfer ownership to private investors).

In addition to the foregoing considerations which affect most utility companies, there are specific considerations which affect specific utility industries:

                                    ELECTRIC

The electric utility industry is made up of companies that are engaged in the generation, transmission, and sale of electric energy. Domestic electric utility companies have generally been favorably affected by lower fuel and financing costs and the completion of major construction programs. Some electric utilities are able to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, compliance with environmental and safety regulations, and changes in the regulatory climate.

In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities have been subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and capital expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility which a utility company may never be able to use.

                               TELECOMMUNICATIONS

The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies which distribute telephone services and provide access to the telephone networks. While many telephone utility companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry. Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phases and is characterized by emerging, rapidly growing companies.

GAS

Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Investment Adviser believes that environmental considerations should benefit the gas industry in the future.

                                     WATER
Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Investment Adviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occur.

The Fund occasionally takes advantage of the unusual opportunities for higher returns available from investing in developing countries. These investments, however, carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems.

                                 EXCHANGE RATES

Foreign securities are denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

                               FOREIGN COMPANIES

Other differences between investing in foreign and U.S. companies include: less publicly available information about foreign companies; the lack of uniform financial accounting standards applicable to foreign companies; less readily available market quotations on foreign companies; differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; generally lower foreign stock market volume; the likelihood that foreign securities may be less liquid or more volatile; foreign brokerage commissions may be higher; unreliable mail service between countries; political or financial changes which adversely affect investments in some countries; and difficulties which may be encountered in obtaining or enforcing a court judgment abroad.

                            U.S. GOVERNMENT POLICIES

In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Fund. Although the Fund is unaware of any current restrictions, investors are advised that these policies could be reinstituted.

OTHER INVESTMENT PRACTICES

                         FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency transactions may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between twenty-four hours and thirty days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the Investment Adviser will consider the likelihood of changes in currency values when making investment decisions, the Investment Adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. No more than 30% of the Fund's assets will be committed to forward contracts for hedging purposes at any time. (This restriction does not include forward contracts entered into to settle securities transactions.)

                             REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

                        LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities to broker/dealers, banks, or other institutional borrowers of securities. The Fund will limit the amount of portfolio securities it may lend to not more than one-third of its total assets. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in cash or United States government securities that will be maintained in an amount equal to at least 100% of the current market value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

                       RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. To the extent these securities are deemed to be illiquid, the Fund will limit its purchases together with other securities considered to be illiquid to 15% of its net assets.

                 WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

                              COVERED CALL OPTIONS

The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. Call options written by the Fund give the holder the right to buy the underlying securities of the Fund at the stated exercise price. The Fund will write call options only on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. The Fund's investment in call options shall not exceed 5% of the Fund's total assets.

INVESTMENT LIMITATIONS

The Fund will not:

 with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer, except that this restriction does not apply to cash and cash items, repurchase agreements, and securities issued or guaranteed by the United States government or its agencies or instrumentalities, or acquire more than 10% of the outstanding voting securities of any one issuer;

borrow money, issue senior securities, or pledge assets, except that under certain circumstances the Fund may borrow money and engage in reverse repurchase transactions in amounts up to one-third of the value of its total assets, including the amounts borrowed, and pledge up to 15% of the value of its assets taken at cost to secure such borrowings.

invest more than 25% of its total assets in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the United States government or its agencies or instrumentalities.

The above investment limitations cannot be changed without shareholder approval.

--------------------------------------------------------------------------------
                                NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of each class of Shares in the market value of all securities and other assets of the Fund, subtracting the interest of each class of Shares in the liabilities of the Fund and those attributable to each class of Shares, and dividing the remainder by the total number of each class of Shares outstanding. The net asset value for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.
The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

--------------------------------------------------------------------------------
                             INVESTING IN THE FUND

This prospectus offers investors three classes of Shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

                                 CLASS A SHARES

An investor who purchases Class A Shares pays a maximum sales charge of 5.50% at the time of purchase. As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies.") Certain purchases of Class A Shares qualify for reduced sales charges. See "Reducing or Eliminating the Sales Charge--Class A Shares." Class A Shares have no conversion feature.

                                 CLASS B SHARES

Class B Shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5.50% if redeemed within six full years following purchase. Class B Shares also bear a higher 12b-1 fee than Class A Shares. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or around the fifteenth of the month eight full years after the purchase date. Class B Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fee.

                                 CLASS C SHARES

Class C Shares are sold without an initial sales charge, but are subject to a 1.00% contingent deferred sales charge on assets redeemed within the first 12 months following purchase. Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fee. Class C Shares have no conversion feature.

--------------------------------------------------------------------------------
                             HOW TO PURCHASE SHARES

Shares of the Fund are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased as described below, either through a financial institution (such as a bank or broker/dealer which has a sales agreement with the distributor) or by wire or by check directly to the Fund, with a minimum initial investment of $500 for Class A Shares and $1,500 for Class B Shares and Class C Shares. Additional investments can be made for as little as $100. The minimum initial and subsequent investment for retirement plans is only $50. (Financial institutions may impose different minimum investment requirements on their customers.)

In connection with any sale, Federated Securities Corp., may from time to time, offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before Shares can be purchased. INVESTING IN CLASS A SHARES

Class A Shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                     SALES        DEALER
                   SALES CHARGE     CHARGE      CONCESSION
                       AS A          AS A          AS A
                    PERCENTAGE    PERCENTAGE    PERCENTAGE
                     OF PUBLIC      OF NET       OF PUBLIC
    AMOUNT OF        OFFERING       AMOUNT       OFFERING
   TRANSACTION         PRICE       INVESTED        PRICE
Less than
 $100,000              5.50%         5.82%         5.00%
$100,000 but less
 than $250,000         4.50%         4.71%         4.00%
$250,000 but less
 than $500,000         2.50%         2.56%         2.25%
$500,000 but less
 than $1 million       2.00%         2.04%         1.80%
$1 million or
 greater               0.00%         0.00%        0.25%*


See sub-section entitled "Dealer Concession."

No sales charge is imposed for Class A Shares purchased through bank trust departments, investment advisers registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, or to shareholders designated as Liberty Life Members. However, investors who purchase Shares through a trust department, investment adviser, or retirement plan may be charged an additional service fee by the institution. Additionally no sales charge is imposed for Class A Shares purchased through "wrap accounts" or similar programs, under which clients pay a fee or fees for services.

                               DEALER CONCESSION

For sales of Class A Shares, a dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the distributor. However, the distributor may offer to pay dealers up to 100% of the sales charge retained by it. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell a significant amount of Shares. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of Shares outstanding at each month end.

The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Shares.

                            REDUCING OR ELIMINATING
                                THE SALES CHARGE

The sales charge can be reduced or eliminated on the purchase of Class A Shares through:

 quantity discounts and accumulated purchases;

 concurrent purchases;

 signing a 13-month letter of intent;

 using the reinvestment privilege; or

 purchases with proceeds from redemptions of unaffiliated investment company shares.

                             QUANTITY DISCOUNTS AND
                             ACCUMULATED PURCHASES

As shown in the table on page 16, larger purchases can reduce or eliminate the sales charge paid. The Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced or eliminated for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares having a current value at the public offering price of $90,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction or elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

                              CONCURRENT PURCHASES

For purposes of qualifying for a sales charge reduction or elimination, a shareholder has the privilege of combining concurrent purchases of two or more Class A Shares in funds advised by subsidiaries of Federated Investors ("Federated Funds"), the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $80,000 in one of the Class A Shares in the Federated Funds, with a sales charge, and $20,000 in the Class A Shares of this Fund, the sales charge would be reduced.

To receive this sales charge reduction or elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will reduce or eliminate the sales charge after it confirms the purchases.

                                LETTER OF INTENT

If a shareholder intends to purchase at least $100,000 of shares in the funds in the Federated Funds (excluding money market funds) over the next 13 months, the sales charge may be reduced or eliminated by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 5.50% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.

The Shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed Shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase Shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A Shares of any fund in the Federated Funds, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

                             REINVESTMENT PRIVILEGE

If Class A Shares in the Fund have been redeemed, the shareholder has a right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his Class A Shares in the Fund, there may be tax consequences.

            PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED
                              INVESTMENT COMPANIES

Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or redeemed with a sales charge or commission and were not distributed by Federated Securities Corp. The purchase must be made within 60 days of the redemption, and Federated Securities Corp. must be notified by the investor in writing, or by his financial institution, at the time the purchase is made. From time to time, the Fund may offer dealers a payment of .50 of 1.00% for Shares purchased under this program. If Shares are purchased in this manner, Fund purchases will be subject to a contingent deferred sales charge for one year from the date of purchase.

INVESTING IN CLASS B SHARES

Class B Shares are sold at their net asset value next determined after an order is received. While Class B Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge--Class B Shares," a contingent deferred sales charge may be applied by the distributor at the time Class B Shares are redeemed.

                          CONVERSION OF CLASS B SHARES

Class B Shares will automatically convert into Class A Shares on or around the fifteenth of the month eight full years after the purchase date, except as noted below, and will no longer be subject to a distribution services fee (see "Distribution of Shares"). Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. Class B Shares acquired by exchange from Class B Shares of another fund in the Federated Funds will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, Shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

Orders for $250,000 or more of Class B Shares will automatically be invested in Class A Shares.

INVESTING IN CLASS C SHARES

Class C Shares are sold at net asset value next determined after an order is received. A contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase. For a complete description of this charge see "Contingent Deferred Sales Charge--Class C Shares."

               PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders placed through a financial institution are considered received when the Fund is notified of the purchase order or when payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

The financial institution which maintains investor accounts in Class B Shares or Class C Shares with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

                           PURCHASING SHARES BY WIRE
Once an account has been established, Shares may be purchased by wire by calling the Fund. All information needed will be taken over the telephone, and the order is considered received immediately. Payment for purchases which are subject to a sales charge must be received within three business days following the order. Payment for purchases on which no sales charge is imposed must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
State Street Bank and Trust Company, Boston, MA; Attn: EDGEWIRE; For Credit to:
(Fund Name) (Fund Class); (Fund Number); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

                           PURCHASING SHARES BY CHECK

Once an account has been established, Shares may be purchased by sending a check to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to the name of the Fund (designate class of Shares and account number). Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

SPECIAL PURCHASE FEATURES

                         SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking or savings account at an Automated Clearing House ("ACH") member and invested in the Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their financial institution or the Fund to participate in this program.

                                RETIREMENT PLANS

Fund Shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Fund and consult a tax adviser.

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE

                                 CLASS A SHARES
Class A shareholders may exchange all or some of their Shares for Class A Shares of other funds in the Federated Funds at net asset value. Neither the Fund nor any of the funds in the Federated Funds imposes any additional fees on exchanges.
CLASS B SHARES

Class B shareholders may exchange all or some of their Shares for Class B Shares of other funds in the Federated Funds. (Not all of the Federated Funds currently offer Class B Shares. Contact your financial institution regarding the availability of other Class B Shares in the Federated Funds). Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged Shares. To the extent that a Class B shareholder exchanges Shares for Class B Shares in other Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the applicable holding period.

                                 CLASS C SHARES

Class C shareholders may exchange all or some of their Shares for Class C Shares in other funds in the Federated Funds at net asset value without a contingent deferred sales charge. (Not all funds in the Federated Funds currently offer Class C Shares. Contact your financial institution regarding the availability of other Class C Shares in the Federated Funds.) To the extent that a Class C shareholder exchanges Shares for Class C Shares in other funds in the Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged from Shares were held for purposes of satisfying the applicable holding period. For more information, see "Contingent Deferred Sales Charge."

The Fund has exchange privileges with the following Federated Funds:

American Leaders Fund, Inc.; Capital Growth Fund (Class A Shares and Class C Shares only); Federated Bond Fund; Federated Limited Term Fund (Class A Shares
only); Federated Limited Term Municipal Fund (Class A Shares only); Federated Small Cap Strategies Fund; Federated Strategic Income Fund; Fund for U.S. Government Securities, Inc.; Federated International Equity Fund; Federated International Income Fund; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Utility Fund; Michigan Intermediate Municipal Trust (Class A Shares only); Pennsylvania Municipal Income Fund (Class A Shares only); and Tax-Free Instruments Trust (Class A Shares only).

Prospectuses for these funds are available by writing to Federated Securities Corp.
Shareholders of Class A Shares who have been designated Liberty Life Members are exempt from sales charges on future purchases in and exchanges between the Class A Shares of any funds in the Federated Funds, as long as they maintain a $500 balance in one of the Federated Funds.
REQUIREMENTS FOR EXCHANGE

Shareholders using this privilege must exchange Shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the Shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and proceeds invested in the same class of Shares of the other fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

Further information on the exchange privilege and prospectuses for the Federated Funds are available by contacting the Fund.

                                TAX CONSEQUENCES

An exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a capital gain or loss may be realized.

                               MAKING AN EXCHANGE

Instructions for exchanges for the Federated Funds may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to Federated Services Company, 500 Victory Road-2nd Floor, Quincy, Massachusetts 02171.

                             TELEPHONE INSTRUCTIONS

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.

Any Shares held in certificate form cannot be exchanged by telephone but must be forwarded to Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (Eastern time) and must be received by the Fund before that time for Shares to be exchanged the same day. Shareholders exchanging into a Fund will begin receiving dividends the following business day. This privilege may be modified or terminated at any time.

--------------------------------------------------------------------------------

                              HOW TO REDEEM SHARES

Shares are redeemed at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below. Redemptions of Shares held through retirement plans will be governed by the requirements of the respective plans.

              REDEEMING SHARES THROUGH YOUR FINANCIAL INSTITUTION

Shares of the Fund may be redeemed by calling your financial institution to request the redemption. Shares will be redeemed at the net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions (such as banks) must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

                         REDEEMING SHARES BY TELEPHONE
Shares may be redeemed in any amount by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed Shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

                         SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount not less than $100 may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.

Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares and Class C Shares.

CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their Shares under the following circumstances:

                                 CLASS A SHARES

Class A Shares purchased under a periodic special offering with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of .50 of 1.00% for redemptions made within one full year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Class A Shares at the time of purchase or the net asset value of the redeemed Class A Shares at the time of redemption.

                                 CLASS B SHARES

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those Shares will be charged a contingent deferred sales charge by the Fund's distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Shares at the time of purchase or the net asset value of the redeemed Shares at the time of redemption in accordance with the following schedule:

                                CONTINGENT
    YEAR OF REDEMPTION           DEFERRED
      AFTER PURCHASE           SALES CHARGE
First                                5.50%
Second                               4.75%
Third                                   4%
Fourth                                  3%
Fifth                                   2%
Sixth                                   1%
Seventh and thereafter                  0%


                                 CLASS C SHARES

Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those Shares will be charged a contingent deferred sales charge by the Fund's distributor of 1.00%. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Shares at the time of purchase or the net asset value of the redeemed Shares at the time of redemption.

                        CLASS A SHARES, CLASS B SHARES,
                               AND CLASS C SHARES

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) Shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) Shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares and applicable Class A Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order:
(1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares and applicable Class A Shares; (3) Shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares and applicable Class A Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund Shares for Shares of other funds in the Federated Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged for Shares are redeemed is calculated as if the shareholder had held the Shares from the date on which he became a shareholder of the exchanged-from Shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").

ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge will not be charged in connection with exchanges of like Shares in other Federated Funds.

The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2; and (3) involuntary redemptions by the Fund of Shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of Shares held by Directors, employees and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor; employees of any financial institution that sells Shares of the Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of Shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or any other financial institution, to the extent that no payments were advanced for purchases made through such entities. The Directors reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any Shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the Shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify Federated Securities Corp. or the transfer agent in writing that he is entitled to such elimination.

--------------------------------------------------------------------------------
                               ACCOUNT AND SHARE
                                  INFORMATION

                         CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Services Company.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Distributions of any net realized capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by contacting the transfer agent. All shareholders on the record date are entitled to the dividend. If Shares are redeemed or exchanged prior to the record date or purchased after the record date, those Shares are not entitled to that quarter's dividend.

                           ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the Class A Share required minimum value of $500 or the required minimum value of $1,500 for Class B Shares and Class C Shares. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective Share Class. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

--------------------------------------------------------------------------------
                                FUND INFORMATION

MANAGEMENT OF THE CORPORATION
DIRECTORS

The Corporation is managed by the Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. An Executive Committee of the Directors handles the Directors' responsibilities between meetings of the Directors.

                               INVESTMENT ADVISER

Under the terms of an Advisory Agreement between the Corporation and Federated Global Research Corp., Federated Global Research Corp. will furnish to the Fund such investment advice, statistical and other factual information as may from time to time be reasonably requested by the Fund.

Both the Corporation and the Investment Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

                                 ADVISORY FEES

The Investment Adviser receives an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. The Investment Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The Investment Adviser can terminate this voluntary reimbursement of expenses at any time at its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

                              ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors. Prior to September 1995, the Investment Adviser had not served as an investment adviser to mutual funds.

Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated Funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated Funds for their clients.

Henry A. Frantzen has been the Fund's portfolio manager since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's investment adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.

Drew J. Collins has been the Fund's portfolio manager since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/ Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.

Michael J. Donnelly has been the Fund's portfolio manager since November 1995. Mr. Donnelly joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's investment adviser since 1995. Mr. Donnelly served as Assistant Manager at Korea First Bank from 1991 to 1993. Mr. Donnelly received his Masters in Management with a concentration in international business and finance from Northwestern University.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

State securities laws may require certain financial institutions such as depository institutions to register as dealers.

The distributor may offer to pay financial institutions an amount equal to 1% of the net asset value of Class C Shares purchased by their clients or customers at the time of purchase. These payments will be made directly by the distributor from its assets, and will not be made from assets of the Fund. Financial institutions may elect to waive the initial payment described above; such waiver will result in the waiver by the Fund of the otherwise applicable contingent deferred sales charge.

The distributor will pay dealers an amount equal to 5.5% of the net asset value of Class B Shares purchased by their clients or customers. These payments will be made directly by the distributor from its assets, and will not be made from the assets of the Fund. Dealers may voluntarily waive receipt of all or any portion of these payments. The distributor may pay a portion of the distribution fee discussed below to financial institutions that waive all or any portion of the advance payments.

   DISTRIBUTION PLAN (CLASS B SHARES AND CLASS C SHARES ONLY) AND SHAREHOLDER
                                    SERVICES

Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), Class B Shares and Class C Shares will pay a fee to the distributor in an amount computed at an annual rate of 0.75 of 1% of the average daily net assets of each class of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. For Class C Shares, the distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers. With respect to Class B Shares, because distribution fees to be paid by the Fund to the distributor may not exceed an annual rate of 0.75 of 1% of each class of Shares' average daily net assets, it will take the distributor a number of years to recoup the expenses it has incurred for its sales services and distribution-related support services pursuant to the Plan.

The Distribution Plan is a compensation type Plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by Shares under the Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of Class A Shares, Class B Shares, and Class C Shares to obtain certain personal services for shareholders and for the maintenance of shareholder accounts ("Shareholder Services"). Under the Shareholder Services
Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

                            SUPPLEMENTAL PAYMENTS TO
                             FINANCIAL INSTITUTIONS

Federated Securities Corp. and Federated Shareholder Services may offer to pay a fee, from their own assets, to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND

                            ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all Federated Funds as specified below:

     MAXIMUM              AVERAGE AGGREGATE
  ADMINISTRATIVE          DAILY NET ASSETS
       FEE             OF THE FEDERATED FUNDS
     .15 of 1%      on the first $250 million
    .125 of 1%      on the next $250 million
     .10 of 1%      on the next $250 million
    .075 of 1%      on assets in excess of
                    $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

--------------------------------------------------------------------------------
                             BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Investment Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Investment Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Investment Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by Federated Securities Corp. The Investment Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Directors.

--------------------------------------------------------------------------------
                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All Shares of each portfolio or class in the Fund have equal voting rights, except that in matters affecting only a particular portfolio or class, only Shares of that portfolio or class are entitled to vote.

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the Fund's outstanding Shares of all series entitled to vote.

--------------------------------------------------------------------------------

                                TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. However, the Fund may invest in the stock of certain foreign corporations which would constitute a Passive Foreign Investment Company (PFIC). Federal income taxes may be imposed on the Fund upon disposition of PFIC investments.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduced tax rates or exemptions on this income. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is unknown. However, the Fund intends to operate so as to qualify for treaty-reduced tax rate where applicable.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Internal Revenue Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Internal Revenue Code may limit a shareholder's ability to claim a foreign tax credit. Furthermore, shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

STATE AND LOCAL TAXES

Shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for each class of Shares including Class F Shares (as described under "Other Classes of Shares").

Total return represents the change, over a specific period of time, in the value of an investment in each class of Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.
The yield of each class of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by each class of Shares over a thirty day period by the maximum offering price per share of each class on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by each class of Shares, and therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of non-recurring charges, such as the maximum sales charge or contingent deferred sales charges, which, if excluded, would increase the total return and yield.

Total return and yield will be calculated separately for Class A Shares, Class B Shares, Class C Shares, and Class F Shares.

From time to time, advertisements for Class A Shares, Class B Shares, Class C Shares and Class F Shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Class A Shares, Class B Shares, Class C Shares and Class F Shares to certain indices.

--------------------------------------------------------------------------------
                            OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Class F Shares. Class F Shares are sold primarily to customers of financial institutions subject to a front-end sales charge, a contingent deferred sales charge, a Rule 12b-1 Plan, a Shareholder Services Plan, and a minimum initial investment of $1,500, unless the investment is in a retirement account in which the minimum investment is $50.

Class A Shares, Class B Shares, Class C Shares, and Class F Shares are subject to certain of the same expenses. Expense differences, however, between Class A Shares, Class B Shares, Class C Shares and Class F Shares may affect the performance of each class.

To obtain more information and a prospectus for Class F Shares, investors may call 1-800-235-4669 or contact their financial institution.

ADDRESSES
--------------------------------------------------------------------------------

Federated World Utility Fund
                    Class A Shares                                               Federated Investors Tower
                    Class B Shares                                               Pittsburgh, Pennsylvania 15222-3779
                    Class C Shares
---------------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                                   Federated Investors Tower
                                                                                 Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Global Research Corp.                              175 Water Street
                                                                                 New York, New York 10038-4965
---------------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and Trust Company                          P.O. Box 8600
                                                                                 Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                                   P.O. Box 8600
                                                                                 Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------------

Independent Auditors
                    Ernst & Young LLP                                            One Oxford Centre
                                                                                 Pittsburgh, Pennsylvania 15219
---------------------------------------------------------------------------------------------------------------------------



                                             FEDERATED WORLD
                                             UTILITY FUND
                                             (FORMERLY, WORLD UTILITY FUND)
                                             (A PORTFOLIO OF WORLD INVESTMENT
                                             SERIES, INC.)
                                             CLASS A SHARES
                                             CLASS B SHARES
                                             CLASS C SHARES

                                             PROSPECTUS

                                             An Open-End, Diversified
                                             Management Investment Company

                                             January 31, 1996


[LOGO] FEDERATED SECURITIES CORP.
       ---------------------------------------------
       Distributor
       A subsidiary of FEDERATED INVESTORS

       FEDERATED INVESTORS TOWER
       PITTSBURGH, PENNSYLVANIA 15222-3779
       Cusip 981487101
       Cusip 981487309
       Cusip 981487408
       G00440-03 (1/96)


FEDERATED WORLD UTILITY FUND
(FORMERLY, WORLD UTILITY FUND)
(A PORTFOLIO OF WORLD INVESTMENT SERIES, INC.)
CLASS F SHARES
(FORMERLY, FORTRESS SHARES)

PROSPECTUS

The Class F Shares of Federated World Utility Fund (the "Fund") (formerly, World Utility Fund) offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio in World Investment Series, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).

The Fund's investment objective is to provide total return. The Fund invests primarily in securities issued by domestic and foreign companies in the utilities industries.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class F Shares (formerly, Fortress Shares) of the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class A Shares, Class B Shares, Class C Shares, and Class F Shares dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge, by calling 1-800-235-4669. To obtain other information or make inquiries about the Fund, contact your financial institution.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1996

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Summary of Fund Expenses.......................................................1

Financial Highlights--Class F Shares...........................................2

General Information............................................................3

Investment Information.........................................................3
  Investment Objective.........................................................3
  Investment Policies..........................................................3

Risk Factors and Investment Considerations.....................................5
  Other Investment Practices...................................................7
  Investment Limitations.......................................................9

Net Asset Value...............................................................10

Investing in Class F Shares...................................................10
Share Purchases.............................................................10
  Minimum Investment Required.................................................11
  What Shares Cost............................................................11
  Eliminating the Sales Charge................................................12
  Systematic Investment Program...............................................13
  Exchanging Securities for Fund Shares.......................................13
  Exchange Privileges.........................................................13
  Certificates and Confirmations..............................................14
  Dividends and Distributions.................................................14

Redeeming Class F Shares......................................................15
Through a Financial Institution.............................................15
  Redeeming Shares by Telephone...............................................15
  Redeeming Shares by Mail....................................................15
  Contingent Deferred Sales Charge............................................16
  Systematic Withdrawal Program...............................................17
  Accounts with Low Balances..................................................17

Fund Information..............................................................18
  Management of the Corporation...............................................18

Distribution of Class F Shares................................................19
Administration of the Fund..................................................20
  Brokerage Transactions......................................................21

Shareholder Information.......................................................21
  Voting Rights...............................................................21

Tax Information...............................................................22
  Federal Income Tax..........................................................22
  State and Local Taxes.......................................................22

Performance Information.......................................................23

Other Classes of Shares.......................................................23

Addresses.....................................................................24

--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES
                          FEDERATED WORLD UTILITY FUND
                         (FORMERLY, WORLD UTILITY FUND)

                                                      CLASS F SHARES
                                             SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)..................................       1.00%
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).......................       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable) (1)......................................................................       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable).............................................       None
Exchange Fee...................................................................................................       None

                                                ANNUAL OPERATING EXPENSES
                                         (As a percentage of average net assets)
Management Fee (after waiver) (2)..............................................................................       0.00%
12b-1 Fee......................................................................................................       0.25%
Total Other Expenses (after expense reimbursement).............................................................       1.50%
    Shareholder Services Fee........................................................................       0.25%
         Total Operating Expenses (3)..........................................................................       1.75%


(1) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within four years of their purchase date. (See "Contingent Deferred Sales Charge".)

(2) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 1.00%.

 (3) The Total Operating Expenses in the table above are based on expenses expected during the fiscal year ending November 30, 1996. The Total Operating Expenses were 0.50% for the fiscal year ended November 30, 1995 and would have been 5.28% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class F Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class F Shares" and "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

EXAMPLE                                                                         1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period..........................................................     $38        $75       $104       $214
You would pay the following expenses on the same investment, assuming no
redemption...................................................................     $28        $65       $104       $214


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--CLASS F SHARES
                          (FORMERLY, FORTRESS SHARES)

                          FEDERATED WORLD UTILITY FUND
                         (FORMERLY, WORLD UTILITY FUND)
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated January 18, 1996 on the Fund's financial statements for the year ended November 30, 1995, and on the following table for each of the periods presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                      YEAR ENDED        PERIOD ENDED
                                                                                     NOVEMBER 30,       NOVEMBER 30,
                                                                                         1995              1994(a)
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $    9.66          $   10.04
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------
  Net investment income                                                                     0.43               0.21
---------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and foreign currency               1.25              (0.43)
---------------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                          1.68              (0.22)
---------------------------------------------------------------------------------        -------            -------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------------
  Distributions from net investment income                                                 (0.38)             (0.16)
---------------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                         $   10.96          $    9.66
---------------------------------------------------------------------------------        -------            -------
TOTAL RETURN (b)                                                                           17.79%             (3.07%)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------
  Expenses                                                                                  0.50%              0.50%*
---------------------------------------------------------------------------------
  Net investment income                                                                     4.19%              4.59%*
---------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                          4.78%              4.43%*
---------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)
                                                                                              $6,028
                                                                                                                 $4,821
---------------------------------------------------------------------------------
  Portfolio turnover                                                                           46%                 7%
---------------------------------------------------------------------------------


 * Computed on an annualized basis.

(a) Reflects operations for the period from April 21, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, March 28, 1994, to April 20, 1994, Class F Shares had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) For the periods ended November 30, 1995 and 1994, the Adviser waived all of its investment advisory fee, 1.00% and 1.00%, respectively, and reimbursed other operating expenses, 0.34% and 0.86%, respectively, to comply with certain state expenses limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's Annual Report dated November 30, 1995, which can be obtained free of charge.
--------------------------------------------------------------------------------

                              GENERAL INFORMATION

The Corporation was established as a corporation under the laws of the State of Maryland on January 25, 1994. The Corporation's address is Liberty Center, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. The Articles of Incorporation permit the Corporation to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Directors ("Directors") has established four classes of shares, known as Class A Shares, Class B Shares, Class C Shares, and Class F Shares. This prospectus relates only to Class F Shares ("Shares") of the Corporation's portfolio known as Federated World Utility Fund (formerly, World Utility Fund).

Shares of the Fund are designed to give institutions and individuals a convenient means of seeking total return without undue risk through a professionally managed, diversified portfolio comprised primarily of foreign and domestic utility securities. The Fund is not intended to provide a complete investment program for an investor. A minimum initial investment of $1,500 is required, unless the investment is in a retirement account, in which case the minimum investment is $50.

In general, Shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value. However, a contingent deferred sales charge is imposed on Shares, other than Shares purchased through reinvestment of dividends, which are redeemed within one to four years of their purchase date. For a more complete description, see "Redeeming Class F Shares."

--------------------------------------------------------------------------------
                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide total return. The investment objective may be changed by the Directors without the approval of shareholders. Shareholders will be notified in writing at least 30 days prior to any change in the investment objective. Any such change may result in the Fund having an investment objective different from the investment objective which a shareholder considered appropriate at the time of investment in the Fund. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the policies described in this prospectus. Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

INVESTMENT POLICIES

The Fund will seek to achieve its investment objective by investing at least 65% of its total assets in securities issued by domestic and foreign companies in the utilities industries. For these purposes, companies will be considered to be in the utilities industries if, in the opinion of Federated Global Research Corp. (the "Investment Adviser"), they are primarily engaged in the ownership or operation of facilities used to generate, transmit, or distribute electricity, telephone communications, cable and other pay television services, radio-telephone communications, gas, or water.

The Fund's portfolio will at all times include issuers located in at least three countries, although the Investment Adviser expects to invest in more than three countries. It is expected that, under normal circumstances, the assets of the Fund invested in U.S. securities will be higher than that invested in securities of any other single country. At times, the Fund may have more than 65% of its total assets invested in foreign securities.

The Fund may invest up to 35% of its total assets in securities of issuers that are outside the utilities industries. Such investments may consist of common stocks, debt securities, preferred stocks, or other securities issued by either U.S. or foreign companies, governments, or governmental instrumentalities. Some of these issuers may be in industries related to the utilities industries and, therefore, may be subject to similar considerations. The prices of fixed income securities fluctuate inversely to the direction of interest rates. The prices of longer term bonds fluctuate more widely in response to market interest rate changes.

Debt obligations in the portfolio, at the time they are purchased, generally will be limited to those which fall in one of the following categories: (i) rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc., ("Moody's") or (ii) determined by the Investment Adviser to be of investment grade and not rated by either of the aforementioned rating services. However, the Fund may invest up to 35% of the value of its total assets in lower-rated convertible and non-convertible debt obligations that are not investment grade bonds, (i.e., "junk bonds") but are rated CCC or better by S&P or Caa or better by Moody's, or are not rated but are determined by the Investment Adviser to be of comparable quality. Securities rated BB, B, and CCC by S&P or Ba, B, and Caa by Moody's have either speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments. In the event the rating on an issue held in the Fund's portfolio is changed by the ratings services (or, for an unrated issue, in the determination of the Investment Adviser), such event will be considered by the Investment Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the automatic sale of the security. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

For temporary defensive purposes and to maintain liquidity in anticipation of favorable investment opportunities, the Fund may invest in short-term money market instruments including securities of other investment companies, certificates of deposit, obligations issued or guaranteed by the United States government or its agencies or instrumentalities, commercial paper rated not lower than A-1 by S&P or Prime-1 by Moody's or repurchase agreements.

--------------------------------------------------------------------------------
                          RISK FACTORS AND INVESTMENT
                                 CONSIDERATIONS

The Fund will attempt to meet its investment objective by being at least 65% invested in securities issued by companies in the domestic and foreign utilities industries. There exist certain risks associated with the utilities industries and with foreign securities of which investors in the Fund should be aware.

                               CONSIDERATIONS OF
                               UTILITY SECURITIES

There are certain risks and considerations affecting utility companies, and the holders of utility company securities, which an investor should take into account when investing in those securities. Factors which may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations which may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disasters (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuel; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among customers. Furthermore, the revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business.

In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Recently, utility regulators have permitted utilities to diversify outside of their original geographic regions and their traditional lines of business. While the Investment Adviser believes that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core businesses and may be less profitable. Of course, there can be no assurance that all of the regulatory policies described in this paragraph will continue in the future.

In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: the development and implementation of a national energy policy; the differences between regulatory policies of different jurisdictions (or different regulators which have concurrent jurisdiction); shifts in regulatory policies; adequacy of rate increases; and future regulatory legislation.

Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels which cause more pollution than fuels used by United States utilities; in the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries. Although many foreign utility companies are currently government-owned, the Investment Adviser believes that it is likely that some foreign governments will seek to "privatize" their utility companies, (i.e., transfer ownership to private investors).
In addition to the foregoing considerations which affect most utility companies, there are specific considerations which affect specific utility industries:

                                    ELECTRIC

The electric utility industry is made up of companies that are engaged in the generation, transmission, and sale of electric energy. Domestic electric utility companies have generally been favorably affected by lower fuel and financing costs and the completion of major construction programs. Some electric utilities are able to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, compliance with environmental and safety regulations, and changes in the regulatory climate.

In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities have been subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and capital expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility which a utility company may never be able to use.

                               TELECOMMUNICATIONS

The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies which distribute telephone services and provide access to the telephone networks. While many telephone utility companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry. Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phases and is characterized by emerging, rapidly growing companies.

                                      GAS

Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Investment Adviser believes that environmental considerations should benefit the gas industry in the future.

                                     WATER

Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Investment Adviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occur.

The Fund occasionally takes advantage of the unusual opportunities for higher returns available from investing in developing countries.
These investments, however, carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems.

                                 EXCHANGE RATES

Foreign securities are denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

                               FOREIGN COMPANIES

Other differences between investing in foreign and U.S. companies include: less publicly available information about foreign companies; the lack of uniform financial accounting standards applicable to foreign companies; less readily available market quotations on foreign companies; differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; generally lower foreign stock market volume; the likelihood that foreign securities may be less liquid or more volatile; foreign brokerage commissions may be higher; unreliable mail service between countries; political or financial changes which adversely affect investments in some countries; and difficulties which may be encountered in obtaining or enforcing a court judgment abroad.

                            U.S. GOVERNMENT POLICIES

In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Fund. Although the Fund is unaware of any current restrictions, investors are advised that these policies could be reinstituted.

OTHER INVESTMENT PRACTICES

                         FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency transactions may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between twenty-four hours and thirty days, depending upon local custom.
The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the Investment Adviser will consider the likelihood of changes in currency values when making investment decisions, the Investment Adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. No more than 30% of the Fund's assets will be committed to forward contracts for hedging purposes at any time. (This restriction does not include forward contracts entered into to settle securities transactions.)

                             REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

                        LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities to broker/dealers, banks, or other institutional borrowers of securities. The Fund will limit the amount of portfolio securities it may lend to not more than one-third of its total assets. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in cash or United States government securities that will be maintained in an amount equal to at least 100% of the current market value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

                       RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. To the extent these securities are deemed to be illiquid, the Fund will limit its purchases together with other securities considered to be illiquid to 15% of its net assets.

WHEN-ISSUED AND DELAYED
                             DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.
The Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

                              COVERED CALL OPTIONS

The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. Call options written by the Fund give the holder the right to buy the underlying securities of the Fund at the stated exercise price. The Fund will write call options only on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. The Fund's investment in call options shall not exceed 5% of the Fund's total assets.

INVESTMENT LIMITATIONS

The Fund will not:

 with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer, except that this restriction does not apply to cash and cash items, repurchase agreements, and securities issued or guaranteed by the United States government or its agencies or instrumentalities, or acquire more than 10% of the outstanding voting securities of any one issuer;

borrow money, issue senior securities, or pledge assets, except that under certain circumstances the Fund may borrow money and engage in reverse repurchase transactions in amounts up to one-third of the value of its total assets, including the amounts borrowed, and pledge up to 15% of the value of its assets taken at cost to secure such borrowings.

invest more than 25% of its total assets in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the United States government or its agencies or instrumentalities.

The above investment limitations cannot be changed without shareholder approval.

--------------------------------------------------------------------------------
                                NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Class F Shares in the market value of all securities and other assets of the Fund, subtracting the interest of Class F Shares in the liabilities of the Fund and those attributable to the Class F Shares, and dividing the remainder by the total number of Class F Shares outstanding. The net asset value for Class F Shares may differ from that of Class A Shares, Class B Shares, and Class C Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
--------------------------------------------------------------------------------
INVESTING IN CLASS F SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through a financial institution which has a sales agreement with Federated Securities Corp. (the "Distributor") or directly from Federated Securities Corp. once an account has been established. In connection with the sale of Shares, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request.

                        THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders placed through a financial institution are considered received when the Fund is notified of the purchase order. It is the financial institution's responsibility to transmit orders promptly. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 P.M. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 P.M. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 P.M. (Eastern time) in order for Shares to be purchased at that day's price.

The financial institution which maintains investor accounts with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Other Payments to Financial Institutions").

                                DIRECTLY BY MAIL

An investor may place an order to purchase Shares directly by mail from the Distributor once an account has been established. To do so, mail a check made payable to Federated World Utility Fund-Class F Shares to Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600.

Purchases by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company, into federal funds. This is generally the next business day after the transfer agent's bank receives the check.

                                DIRECTLY BY WIRE

To purchase Shares directly from the distributor by Federal Reserve wire once an account has been established, call the Fund. All information needed will be taken over the telephone, and the order is considered received when the transfer agent's bank receives payment by wire. Federal funds should be wired as follows:
Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts 02105; Attention: EDGEWIRE; For Credit to: Federated World Utility Fund--Class F Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500 unless the investment is in a retirement plan, in which case the minimum initial investment is $50. Subsequent investments must be in amounts of at least $100, except for retirement plans, which must be in amounts of at least $50.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1% of the offering price (which is 1.01% of the net amount invested). There is no sales charge for purchases of $1 million or more. In addition, no sales charge is imposed for Shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, or by sales representatives, Directors, and employees of the Fund, Federated Global Research Corp., and Federated Securities Corp., or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., their spouses and children under age 21, or any trusts or pension or profit-sharing plans for these persons or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp., or its affiliates, to the extent that no payment was advanced for purchases made by such entities. Unaffiliated institutions through whom Shares are purchased may charge fees for services provided which may be related to the ownership of Fund Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to services provided, the fees charged for these services, and any restrictions and limitations imposed.

Under certain circumstances, described under "Redeeming Class F Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time Shares are redeemed.

                               DEALER CONCESSION

For sales of Shares, broker/dealers will normally receive 100% of the applicable sales charge. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, from time to time, and at the sole discretion of the distributor, all or a part of that portion may be paid to a dealer. The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Shares.

ELIMINATING THE SALES CHARGE

The sales charge can be eliminated on the purchase of Shares through:

 . quantity discounts and accumulated purchases;

 . signing a 13-month letter of intent;

 . using the reinvestment privilege; or

 . concurrent purchases.

                             QUANTITY DISCOUNTS AND
                             ACCUMULATED PURCHASES

There is no sales charge for purchases of $1 million or more. The Fund will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge is eliminated for purchases of $1 million or more made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Shares having a current value at the public offering price of $900,000 and he purchases $100,000 more at the current public offering price, there will be no sales charge on the additional purchase.

The Fund will also combine purchases for the purpose of reducing the contingent deferred sales charge imposed on some Share redemptions. For example, if a shareholder already owns Shares having a current value at public offering price of $1 million and purchases an additional $1 million at the current public offering price, the applicable contingent deferred sales charge would be reduced to 0.50% of those additional Shares. For more information on the levels of contingent deferred sales charges and holding periods, see the section entitled "Contingent Deferred Sales Charge."

To receive the sales charge elimination and/or the contingent deferred sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that Shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge and/or contingent deferred sales charge after it confirms the purchases.

                                LETTER OF INTENT

If a shareholder intends to purchase at least
$1 million of Shares over the next 13 months, the sales charge may be eliminated by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1.00% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.

The 1.00% held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent, which must be $1 million or more Shares, is not purchased. In this event, an appropriate number of escrowed Shares may be redeemed in order to realize the 1.00% sales charge.

This letter of intent will not obligate the shareholder to purchase Shares. This letter may be dated as of a prior date to include any purchases made within the past 90 days (purchases within the prior 90 days may be used to fulfill the requirements of the letter of intent; however, the sales charge on such purchases will not be adjusted to reflect a lower sales charge).

                             REINVESTMENT PRIVILEGE

If Shares in the Fund have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his Shares in the Fund, there may be tax consequences.

                              CONCURRENT PURCHASES

For purposes of qualifying for a sales charge elimination, a shareholder has the privilege of combining concurrent purchases of two or more funds offering Class F Shares, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $400,000 in Class F Shares of one of the other funds advised by subsidiaries of Federated Investors ("Federated Funds"), and $600,000 in Shares, the sales charge would be eliminated.

To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will eliminate the sales charge after it confirms the purchases.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the transfer agent's bank, plus the 1.00% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through Federated Securities Corp. or his financial institution.

EXCHANGING SECURITIES
FOR FUND SHARES

Investors may exchange certain securities or a combination of securities and cash for Shares. The securities and any cash must have a market value of at least $25,000. From time to time the Fund will prepare a list of securities which may be eligible for acceptance and furnish this list to brokers upon request. Securities accepted by the Fund are valued in the same manner as the Fund values its portfolio securities. Investors wishing to exchange securities should first contact their investment broker, who will contact Federated Securities Corp.

EXCHANGE PRIVILEGES

Class F Shares may be exchanged for Shares at net asset value without a sales charge (if previously paid) or a contingent deferred sales charge. The exchange privilege is available to shareholders residing in any state in which the Class F Shares being acquired may be legally sold.

Shareholders using this privilege must exchange Shares having a net asset value which at least meets the minimum investment required for the fund into which the exchange is being made. A shareholder may obtain information on the exchange privilege, and may obtain prospectuses for other Federated Funds by calling Federated Securities Corp. or their financial institution.

Before making an exchange, a shareholder must receive a prospectus of the fund for which the exchange is being made.

Class F Shares of this Fund have exchange privileges with Class F Shares of the following Federated Funds: American Leaders Fund; California Municipal Income Fund; Federated Bond Fund; Federated Limited Term Fund; Federated Limited Term Municipal Fund; Federated Strategic Income Fund; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Government Income Securities Fund, Inc.; Liberty Equity Income Fund, Inc.; Money Market Management, Inc.; New York Municipal Fund; and Ohio Municipal Income Fund.

Prospectuses for these funds are available by writing to Federated Securities Corp. Each of the funds may also invest in certain other types of securities as described in each fund's prospectus.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested on the application or by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements are sent to report dividends paid during the quarter.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Distributions of any net realized capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares on the payment date, at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the transfer agent. All shareholders on the record date are entitled to the dividend. If Shares are redeemed or exchanged prior to the record date or purchased after the record date, those Shares are not entitled to that quarter's dividend.

--------------------------------------------------------------------------------
REDEEMING CLASS F SHARES

The Fund redeems Shares at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution or directly from the Fund by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 P.M. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 P.M. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 P.M. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

REDEEMING SHARES BY TELEPHONE

Shares may be redeemed in any amount by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed Shares purchased by check or through an Automated Clearing House member will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-
8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming Shares from their Fund accounts within certain time periods from the purchase dates of those Shares will be charged a contingent deferred sales charge by the Fund's distributor of the lesser of the original purchase price or the net asset value of the Shares redeemed as follows:

                                           CONTINGENT
                                            DEFERRED
                                              SALES
  AMOUNT OF PURCHASE      SHARES HELD        CHARGE
                             less than 4
Up to $1,999,999                   years           1%
$2,000,000 to                less than 2
$4,999,999                         years         .50%
$5,000,000 or more      less than 1 year         .25%


In instances in which Shares have been acquired in exchange for Class F Shares in other Federated Funds (i) the purchase price is the price of the shares when originally purchased and (ii) the time period during which the shares are held will run from the date of the original purchase. The contingent deferred sales charge will not be imposed on Shares acquired through the reinvestment of dividends or distributions of short-term or long-term capital gains. In computing the amount of contingent deferred sales charge for accounts with shares subject to a single holding period, if any, redemptions are deemed to have occurred in the following order: 1) first of Shares acquired through the reinvestment of dividends and long-term capital gains, 2) second of purchases of Shares occurring prior to the number of years necessary to satisfy the applicable holding period, and 3) finally of purchases of Shares occurring within the current holding period.

The contingent deferred sales charge will not be imposed when a redemption results from a tax-free return under the following circumstances: (i) a total or partial distribution from a qualified plan, other than an IRA, Keogh Plan, or a custodial account, following retirement; (ii) a total or partial distribution from an IRA, Keogh Plan, or a custodial account, after the beneficial owner attains age 59-1/2; or (iii) from the death or total and permanent disability of the beneficial owner. The exemption from the contingent deferred sales charge for qualified plans, an IRA, Keogh Plan, or a custodial account does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment. Contingent deferred sales charges are not charged in connection with exchanges of Shares for like shares in other Federated Funds, or in connection with redemptions by the Fund of accounts with low balances. Shares of the Fund originally purchased through a bank trust department or investment adviser registered under the Investment Advisers Act of 1940, and third party administrators acting on behalf of deferred contribution plans, are not subject to the contingent deferred sales charge, to the extent that no payment was advanced for purchases made by such entities. For more information, see "Other Payments to Financial Institutions."


SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder; the minimum withdrawal amount is $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in Shares. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in Shares. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000 at current offering price.

A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that Shares are sold with a sales charge, it is not advisable for shareholders to be purchasing Shares while participating in this program.

Contingent deferred sales charges are charged for Shares redeemed through this program within four years of their purchase dates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $500 because of changes in the Fund's net asset value.

Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.
--------------------------------------------------------------------------------
                                FUND INFORMATION

MANAGEMENT OF THE CORPORATION

DIRECTORS

The Corporation is managed by the Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. An Executive Committee of the Directors handles the Directors' responsibilities between meetings of the Directors.

                               INVESTMENT ADVISER

Under the terms of an Advisory Agreement between the Corporation and Federated Global Research Corp., Federated Global Research Corp. will furnish to the Fund such investment advice, statistical and other factual information as may from time to time be reasonably requested by the Fund.

Both the Corporation and the Investment Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

                                 ADVISORY FEES

The Investment Adviser receives an annual investment advisory fee equal to 1.00% of average daily net assets of the Fund. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. The Investment Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The Investment Adviser can terminate this voluntary reimbursement of expenses at any time at its sole discretion. The Investment Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

                              ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors. Prior to September 1995, the Investment Adviser had not served as an investment adviser to mutual funds.

Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated Funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated Funds for their clients.

Henry A. Frantzen has been the Fund's portfolio manager since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's investment adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.

Drew J. Collins has been the Fund's portfolio manager since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/ Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.

Michael J. Donnelly has been the Fund's portfolio manager since November 1995. Mr. Donnelly joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's investment adviser since 1995. Mr. Donnelly served as Assistant Manager at Korea First Bank from 1991 to 1993. Mr. Donnelly received his Masters in Management with a concentration in international business and finance from Northwestern University.

--------------------------------------------------------------------------------
DISTRIBUTION OF CLASS F SHARES

Federated Securities Corp. is the principal distributor for Shares. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

State securities laws may require certain financial institutions such as depository institutions to register as dealers.

                             DISTRIBUTION PLAN AND
                              SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the Fund may pay to the Distributor an amount, computed at an annual rate of 0.25 of 1% of the average daily net asset value of Shares to finance any activity which is principally intended to result in the sale of shares subject to the Distribution Plan. The Distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales support services as agents for their clients or customers.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the Distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of Shares to obtain certain personal services for shareholders and for the maintenance of shareholder accounts ("Shareholder Services"). Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

                               OTHER PAYMENTS TO
                             FINANCIAL INSTITUTIONS

In addition, the Distributor will pay financial institutions, for distribution and/or administrative services, an amount equal to 1.00% of the offering price of the Shares acquired by their clients or customers on purchases up to $1,999,999, .50% of the offering price on purchases of $2,000,000 to $4,999,999, and .25% of the offering price on purchases of $5,000,000 or more. (This fee is in addition to the 1.00% sales charge on purchases of less than $1 million.) The financial institutions may elect to receive amounts less than those stated, which would reduce the stated contingent deferred sales charge and/or the holding period used to calculate the fee.

                            SUPPLEMENTAL PAYMENTS TO
                             FINANCIAL INSTITUTIONS

Federated Securities Corp. and Federated Shareholder Services may offer to pay a fee, from their own assets, to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND

                            ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of the Federated Funds as specified below.:

     MAXIMUM              AVERAGE AGGREGATE
  ADMINISTRATIVE          DAILY NET ASSETS
       FEE             OF THE FEDERATED FUNDS
     .15 of 1%      on the first $250 million
    .125 of 1%      on the next $250 million
     .10 of 1%      on the next $250 million
    .075 of 1%      on assets in excess of
                    $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Investment Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Investment Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet this criteria, the Investment Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by Federated Securities Corp. The Investment Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Directors.

--------------------------------------------------------------------------------
                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in the Corporation have equal voting rights, except that only shares of that particular Fund or class are entitled to vote in matters affecting that Fund or class.

As a Maryland corporation, the Corporation is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the Fund's outstanding Shares of all series entitled to vote.

--------------------------------------------------------------------------------

                                TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. However, the Fund may invest in the stock of certain foreign corporations which would constitute a Passive Foreign Investment Company (PFIC). Federal income taxes may be imposed on the Fund upon disposition of PFIC investments.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduced tax rates or exemptions on this income. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is unknown. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Internal Revenue Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Internal Revenue Code may limit a shareholder's ability to claim a foreign tax credit. Furthermore, shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

STATE AND LOCAL TAXES

Shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION

From time to time the Fund advertises the total return for Class F Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.
The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales charge and other similar non-recurring charges, such as the contingent deferred sales charge, which, if excluded, would increase the total return.

Total return and yield will be calculated separately for Class F Shares, Class A Shares, Class B Shares, and Class C Shares.

From time to time, the Fund may advertise the performance of Class F Shares using certain financial publications and/or compare its performance to certain indices.

--------------------------------------------------------------------------------
                            OTHER CLASSES OF SHARES

The Fund also offers other classes of shares called Class A Shares, Class B Shares and Class C Shares which are all sold primarily to customers of financial institutions subject to certain differences.

Class A Shares are sold subject to a front-end sales charge and a Shareholder Services Plan. Investments in Class A Shares are subject to a minimum initial investment of $500, unless the investment is in a retirement account, in which case the minimum investment is $50.

Class B Shares are sold at net asset value subject to a contingent deferred sales charge, a Rule 12b-1 Plan and a Shareholder Services Plan. Investments in Class B Shares are subject to a minimum initial investment of $1,500, unless the investment is in a retirement account, in which case the minimum investment is $50.

Class C Shares are sold at net asset value subject to a contingent deferred sales charge, a Rule 12b-1 Plan and a Shareholder Services Plan. Investments in Class C Shares are subject to a minimum investment of $1,500, unless the investment is in a retirement account, in which case the minimum investment is $50.

Class A Shares, Class B Shares, Class C Shares and Class F Shares are subject to certain of the same expenses. Expense differences, however, between Class A Shares, Class B Shares, Class C Shares and Class F Shares may affect the performance of each class.

To obtain more information and a combined prospectus for Class A Shares, Class B Shares and Class C Shares, investors may call 1-800-235-4669 or contact their financial institution.


ADDRESSES
--------------------------------------------------------------------------------

Federated World Utility Fund
                    Class F Shares                                               Federated Investors Tower
                                                                                 Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                                   Federated Investors Tower
                                                                                 Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Global Research Corp.                              175 Water Street
                                                                                 New York, New York 10038-4965
---------------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and Trust Company                          P.O. Box 8600
                                                                                 Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                                   P.O. Box 8600
                                                                                 Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------------

Independent Auditors
                    Ernst & Young LLP                                            One Oxford Centre
                                                                                 Pittsburgh, Pennsylvania 15219
---------------------------------------------------------------------------------------------------------------------------



                                             FEDERATED WORLD
                                             UTILITY FUND
                                             (FORMERLY, WORLD UTILITY FUND)
                                             CLASS F SHARES
                                             (FORMERLY, FORTRESS SHARES)

                                             PROSPECTUS

                                             A Diversified Portfolio of
                                             World Investment Series, Inc.
                                             an Open-End, Management
                                             Investment Company

                                             January 31, 1996



[LOGO]  FEDERATED SECURITIES CORP.
       ------------------------------------
        Distributor
        A subsidiary of FEDERATED INVESTORS

        FEDERATED INVESTORS TOWER
        PITTSBURGH, PENNSYLVANIA 15222-3779
       Cusip 981487200
        4021404A-F (1/96)

                        FEDERATED WORLD UTILITY FUND
                       (FORMERLY, WORLD UTILITY FUND)
               (A PORTFOLIO OF WORLD INVESTMENT SERIES, INC.)
                               CLASS A SHARES
                               CLASS B SHARES
                               CLASS C SHARES
                               CLASS F SHARES
                     STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus for Class A Shares, Class B Shares, and Class C Shares of Federated World Utility Fund (formerly, World Utility Fund) (the "Fund"), dated January 31, 1996, and the prospectus for Class F Shares (formerly, Fortress Shares) of the Fund, dated January 31, 1996. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-235-4669.

   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                        Statement dated January 31, 1996

Federated Securities Corp.
Distributor
A subsidiary of FEDERATED INVESTORS


GENERAL INFORMATION ABOUT THE FUND
3

INVESTMENT OBJECTIVE AND POLICIES4

  TYPES OF INVESTMENTS           4
  WHEN-ISSUED AND DELAYED DELIVERY
  TRANSACTIONS                   4
  REPURCHASE AGREEMENTS          5
  LENDING PORTFOLIO SECURITIES   5
  PORTFOLIO TURNOVER             6
  INVESTMENT LIMITATIONS         6
WORLD INVESTMENT SERIES, INC.
MANAGEMENT
11

  FUND OWNERSHIP                 9
  DIRECTORS COMPENSATION

  21
INVESTMENT ADVISORY SERVICES
23

  ADVISER TO THE FUND

  23
  ADVISORY FEES

  23


BROKERAGE TRANSACTIONS
24

OTHER SERVICES
25

  CUSTODIAN

  26
  TRANSFER AGENT AND DIVIDEND
  DISBURSING AGENT

  26
  INDEPENDENT AUDITORS

  26
PURCHASING SHARES
26

  DISTRIBUTION PLAN (CLASS B
  SHARES, CLASS C  SHARES AND
  CLASS F SHARES) AND SHAREHOLDER
  SERVICES AGREEMENT

  27
  CONVERSION TO FEDERAL FUNDS

  28
  PURCHASES BY SALES
  REPRESENTATIVES, FUND DIRECTORS,


  AND EMPLOYEES

  28
  EXCHANGING SECURITIES FOR FUND
  SHARES

  29
DETERMINING NET ASSET VALUE
30

  DETERMINING MARKET VALUE OF
  SECURITIES

  30
  TRADING IN FOREIGN SECURITIES

  31
EXCHANGE PRIVILEGE (CLASS F SHARES
ONLY)
31

  REDUCED SALES CHARGE

  32
  REQUIREMENTS FOR EXCHANGE      3
  TAX CONSEQUENCES

  32


  MAKING AN EXCHANGE

  33
REDEEMING SHARES
33

  REDEMPTION IN KIND

  34
TAX STATUS
35

  THE FUND'S TAX STATUS

  35
  SHAREHOLDERS' TAX STATUS

  35
TOTAL RETURN
36

YIELD
37

PERFORMANCE COMPARISONS
37

ABOUT FEDERATED INVESTORS
42


  MUTUAL FUND MARKET

  42
  INSTITUTIONAL CLIENTS

  43
  TRUST ORGANIZATIONS            9
  BROKER/DEALERS AND BANK
  BROKER/DEALER SUBSIDIARIES    19
APPENDIX                        20

FINANCIAL STATEMENTS            21


GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in World Investment Series, Inc. (the "Corporation") which was established as a corporation under the laws of the state of Maryland on January 25, 1994. Effective January 31, 1996, the Fund changed its name to Federated World Utility Fund.
Shares of the Fund are offered in four classes known as Class A Shares, Class B Shares, Class C Shares and Class F Shares (individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to all classes of Shares of the Fund. INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide total return.
TYPES OF INVESTMENTS
The Fund will seek to achieve its investment objective by investing at least 65% of its total assets in securities issued by domestic and foreign companies in the utilities industries. The Fund may also purchase fixed income securities and foreign government securities; enter into forward commitments, repurchase agreements, and, without limit, foreign currency transactions; and maintain reserves in foreign or U.S. money market instruments.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.
REPURCHASE AGREEMENTS
The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers which are deemed by the Fund's adviser to be creditworthy. LENDING PORTFOLIO SECURITIES
In order to generate additional income, the Fund may lend its portfolio securities to broker-dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Corporation's Board of Directors (the "Directors") and will receive collateral equal to at least 100% of the value of the securities loaned. The Fund does not intend to lend portfolio securities in the current fiscal year.
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
PORTFOLIO TURNOVER
It is not anticipated that the portfolio trading engaged in by the Fund will result in its annual rate of portfolio turnover exceeding 100%. The Fund's investment adviser does not anticipate that portfolio turnover will result in adverse tax consequences. However, relatively high portfolio turnover may result in high transaction costs to the Fund. For the fiscal year ended November 30, 1995, and for the period from April 22, 1994 (date of initial public investment) through November 30, 1994, the Fund's portfolio turnover rate was 46% and 7%, respectively.
INVESTMENT LIMITATIONS
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objective and policies.


  DIVERSIFICATION OF INVESTMENTS
     With respect to 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, and the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest more than 25% of its total assets in securities of issuers having their principal business activities in one industry, except the utilities industry.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings exceed 5% of the value of its total assets are outstanding.
  PLEDGING SECURITIES
     The Fund will not mortgage, pledge, or hypothecate securities, except when necessary for permissible borrowings. In those cases, it may pledge assets having a value of 15% of its assets taken at cost.


  BUYING ON MARGIN
     The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.
  UNDERWRITING
     The Fund will not underwrite or participate in the marketing of securities of other issuers, except as it may be deemed to be an underwriter under federal securities law in connection with the disposition of its portfolio securities.
  INVESTING IN REAL ESTATE
     The Fund will not invest in real estate or real estate limited partnerships, although it may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Fund may purchase or sell forward contracts with respect to foreign securities or currencies.
Except as noted, the above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Except as noted, shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN MINERALS
     The Fund will not invest in interests in oil, gas, or other mineral exploration or development programs or leases, other than debentures or equity stock interests.


  PURCHASING SECURITIES TO EXERCISE CONTROL
     The Fund will not purchase securities of a company for purpose of exercising control or management.
  INVESTING IN WARRANTS
     The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any investment company, and invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.
     The Fund will limit its investment in other investment companies to those with a sales charge of less than 1% that have investment objectives and policies similar to its own. While it is the Fund's policy to waive its investment advisory fee on assets invested in securities of open-end investment companies, it should be noted that investment companies incur certain expenses such as custodian and transfer agent fees, and, therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.


  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities not determined by the Directors to be liquid, and repurchase agreements with maturities longer than seven days after notice.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 5% of its total assets in securities subject to restriction on resale under federal securities law, except for Section 4(2) commercial paper and other restricted securities deemed to be liquid under criteria established by the Directors.
  PUTS AND CALLS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund's investment in put or call options, straddles, spreads, or any combination thereof shall not exceed 5% of the Fund's total assets.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS OF THE CORPORATION
     The Fund will not purchase or retain the securities of any issuer if the officers and Directors of the Corporation or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.


Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and individual profits in excess of $100,000,000 at the time of investment to be "cash items".
The Fund does not intend to borrow money, pledge securities, or invest in securities of other investment companies in excess of 5% of the value of its total assets during the coming fiscal year. In addition, in order to comply with investment restrictions of certain states, the Fund will not invest more than 10% of its total assets in the securities of one or more real estate investment trusts.
The Fund reserves the right to convert to a master/feeder arrangement. The Fund's portfolio may, notwithstanding any investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund.
WORLD INVESTMENT SERIES, INC. MANAGEMENT

Officers and Directors are listed with their addresses, birthdates, present positions with World Investment Series, Inc., and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924


Chairman and Director
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company .


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Director
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.




John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Director


President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Director
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.


 James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Director
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA


Birthdate:  October 11, 1932
Director
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.




Richard B. Fisher *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
President and Director
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Director


Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.


Peter E. Madden
Seacliff
562 Bellevue Avenue
Newport, RI
Birthdate:  March 16, 1942
Director
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.


Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Director
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University


Pittsburgh, PA
Birthdate:  December 20, 1932
Director
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.




Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Director
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Director


Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Executive Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated


Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.




 John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds.


David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947
Treasurer
Senior Vice President and Trustee, Federated Investors; Vice President, Federated Shareholder Services; Executive Vice President, Federated Securities Corp.; Treasurer of some of the Funds.


* This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.
@ Member of the Executive Committee. The Executive Committee of the Directors handles the responsibilities of the Directors between meetings of the Directors.
As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S, Government Securities Fund: 3-5 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust;; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market


Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.


FUND OWNERSHIP
Officers and Directors as a group owned 9,021 Class A Shares (1.05%) of the
Fund's outstanding Class A Shares as of      January 4, 1996.
As of January 4, 1996, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida (as record owner holding Class A Shares for its clients) owned approximately 49,294 shares (5.74%).
As of January 4, 1996, the following shareholders of record owned 5% or more of the outstanding Class B Shares of the Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida (as record owner holding Class B Shares for its clients) owned approximately 28,880 shares (20.28%); NFSC for the exclusive benefit of Jerome Stevens Pharmaceuticals, Inc., Bohemia, New York owned approximately 7,294 shares (5.12%); and PaineWebber for the benefit of Roger
L. Price, Brentwood, Tennessee owned approximately 7.321 shares (5.14%).
As of January 4, 1996, the following shareholders of record owned 5% or more of the outstanding Class C Shares of the Fund: Raymond James & Associates, Inc. for the account of Keith Brednich, Pittsburgh, Pennsylvania owned approximately 2,598 shares (7.31%); Raymond James & Associates, Inc. for the account of Betty L. Bushong, Pittsburgh, Pennsylvania owned approximately 1,947 shares (5.48%); Donaldson Lufkin Jenrette Securities Corporation, Inc., Jersey City, New Jersey (as record owner holding Class C Shares for its clients) owned approximately 16,962 shares (47.75%).
As of January 4, 1996, the following shareholder of record owned 5% or more of the outstanding Class F Shares of the Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida (as record owner holding Class F Shares for its clients) owned approximately 292,155 shares (50.25%).


DIRECTORS COMPENSATION


NAME ,                AGGREGATE           TOTAL COMPENSATION PAID
POSITION WITH         COMPENSATION FROM   TO DIRECTORS FROM
CORPORATION           CORPORATION*#       CORPORATION AND FUND COMPLEX+


John F. Donahue,
Chairman and Director    $ -0-            $ -0- for the Corporation and
                                          54 investment companies
Thomas G. Bigley++
Director                 $253             $86,331 for the Corporation and
                                          54 investment companies
John T. Conroy, Jr.,
Director                 $833             $115,760 for the Corporation and
                                          54 investment companies
William J. Copeland,
Director                 $833             $115,760 for the Corporation and


                                          54 investment companies
James E. Dowd,
Director                 $833             $115,760 for the Corporation and
                                          54 investment companies
Lawrence D. Ellis, M.D.,
Director                 $758             $104,898 for the Corporation and
                                          54 investment companies
Richard B. Fisher,
President and Director   $ -0-            $ -0- for the Corporation and
                                          6 investment companies
Edward L. Flaherty, Jr.,
Director                 $833             $115,760 for the Corporation and
                                          54 investment companies
Peter E. Madden,
Director                 $758             $104,898 for the Corporation and
                                          54 investment companies
Gregor F. Meyer,
Director                 $758             $104,898 for the Corporation and
                                          54 investment companies
John E. Murray, Jr.,
Director                 $758             $104,898 for the Corporation and
                                          54 investment companies
Wesley W. Posvar,
Director                 $758             $104,898 for the Corporation and
                                          54 investment companies
Marjorie P. Smuts,
Director                 $758             $104,898 for the Corporation and
                                          54 investment companies



* Information is furnished for the fiscal year ended November 30, 1995.
# The aggregate compensation provided is for the Corporation, which is comprised of one portfolio.
+ The information provided is for the last calendar year end.
++ Mr. Bigley served on 39 investment companies in the Federated Funds Complex from January 1 through September 30, 1995. On October 1, 1995, he was appointed a Trustee on 15 additional Federated Funds.



INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
Prior to November 20, 1995, Federated Management served as the Fund's investment adviser. However, effective November 20, 1995, the Fund's investment adviser is Federated Global Research Corp. (the "Adviser"). It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.
The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the respective prospectuses. For the period from November 20, 1995 to November 30, 1995, the Adviser earned $3,292, all of which was waived. For the period from December 1, 1994 to November 20, 1995, Federated Management earned $116,852, all of which was waived. For the period from March 17, 1994 (start of business) through November 30, 1994, Federated Management earned $36,237, all of which was waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
BROKERAGE TRANSACTIONS

The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year(s) ended November 30, 1995 and the period from March 17, 1994, (start of business) to November 30, 1994, the Fund paid total brokerage commissions of $28,019, and $21,932, and respectively.


Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

FUND ADMINISTRATION


Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the respective prospectuses. Dr. Henry J. Gailliot, an officer of Federated Global Research Corp., the adviser to the Fund, holds approximately 20%, of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to and Federated Administrative Services. For the fiscal year ended November 30, 1995, and the period from March 17, 1994, (start of business) to November 30, 1994, Federated Administrative Services earned $175,713 and $38,643, respectively.
CUSTODIAN
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund.
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company serves as transfer agent and dividend disbursing agent for the Fund. The fee paid to the transfer agent is based on the size, type, and number of accounts and transactions made by shareholders.
Federated Services Company also maintains the Trust's accounting records.
The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.
INDEPENDENT AUDITORS
The independent auditors for the Fund are Ernst & Young LLP, One Oxford Centre, Pittsburgh, Pennsylvania 15219.
PURCHASING SHARES

Except under certain circumstances described in the respective prospectuses, Shares are sold at their net asset value (plus a sales charge on Class A Shares and Class F Shares only) on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the respective prospectuses under "How to Purchase Shares" and "Investing in Class F Shares."
DISTRIBUTION PLAN (CLASS B SHARES, CLASS C SHARES AND CLASS F SHARES) AND SHAREHOLDER SERVICES AGREEMENT
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Distribution Plan, (Class B Shares, Class C Shares and Class F Shares) the Directors expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include:
(1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the period from July 27, 1995 (date of initial public investment) to November 30, 1995, payments in the amount of $1,047 and $502 were made pursuant to the Distribution Plan for Class B Shares and Class C Shares, respectively. For the fiscal year ended November 30, 1995, payments in the amount of $13,444 were made pursuant to the Distribution Plan for Class F Shares.
For the period from July 27, 1995 (date of initial public investment) to November 30, 1995, payments in the amount of $349, and $167 were made pursuant to the Shareholder Services Plan for Class B Shares and Class C Shares, respectively. For the fiscal year ended November 30, 1995, payments in the amount of $16,075 and $13,444 were made pursuant to the Shareholder Services Plan for Class A Shares and Class F Shares, respectively.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.
PURCHASES BY SALES REPRESENTATIVES, FUND DIRECTORS, AND EMPLOYEES
Directors, employees, and sales representatives of the Fund, Federated Global Research Corp., and Federated Securities Corp., or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., and their spouses and children under 21, may buy Shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons.


These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.
EXCHANGING SECURITIES FOR FUND SHARES
Investors may exchange convertible securities they already own for Shares, or they may exchange a combination of convertible securities and cash for Shares. Any securities to be exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale.
The Fund will prepare a list of securities which are eligible for acceptance and furnish this list to brokers upon request. The Fund reserves the right to reject any security, even though it appears on the list, and the right to amend the list of acceptable securities at any time without notice to brokers or investors.
An investment broker acting for an investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. Federated Securities Corp. will determine that transmittal papers are in good order and forward to the Fund's custodian, State Street Bank and Trust Company. The Fund will notify the broker of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.
The Fund values such securities in the same manner as the Fund values its portfolio securities. The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription,


conversion, or other rights attached to the securities become the property of the Fund, along with the securities.
  TAX CONSEQUENCES
     Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Shares, a gain or loss may be realized by the investor.


DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the respective prospectuses. DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:
   o according to the last reported sale price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Adviser, is used.);
   o according to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
   o at fair value as determined in good faith by the Directors; or
   o for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost, which approximates value.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.


TRADING IN FOREIGN SECURITIES
Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Directors, although the actual calculation may be done by others.
EXCHANGE PRIVILEGE (CLASS F SHARES ONLY)

This section relates only to Class F Shares of the Fund. For information regarding the Exchange Privilege for Class A Shares, Class B Shares, and Class C Shares of the Fund, please see the prospectus for these classes of Shares.
The Securities and Exchange Commission has issued an order exempting the Fund from certain provisions of the Investment Company Act of 1940. As a result, Fund shareholders are allowed to exchange all or some of their Class F Shares for Class F Shares in other Federated Funds (which are sold with a sales charge different from that of the Fund or with no sales charge and which are advised by subsidiaries or affiliates of Federated Investors) without the assessment of a contingent deferred sales charge on the exchanged Shares.
The order also allows certain other funds that are not advised by subsidiaries or affiliates of Federated Investors, which do not have a sales charge, to exchange their shares for Class F Shares on a basis other than the current offering price. These exchanges may be made to the extent that such shares were acquired in a prior exchange, at net asset value, for shares of a Federated Fund carrying a sales charge.
REDUCED SALES CHARGE
If a shareholder making such an exchange qualifies for a reduction or elimination of the sales charge, the shareholder must notify Federated Securities Corp.


REQUIREMENTS FOR EXCHANGE
Shareholders using this privilege must exchange Class F Shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.
This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Class F Shares submitted for exchange are redeemed and the proceeds invested in Class F Shares of the other fund.
Further information on the exchange privilege and prospectuses for Class F Funds or certain Federated Funds are available by calling the Fund.
TAX CONSEQUENCES
Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a short-term or long-term capital gain or loss may be realized.


MAKING AN EXCHANGE
Instructions for exchanges for certain Federated Funds may be given in writing or by telephone. Written instructions may require a signature guarantee.
  TELEPHONE INSTRUCTIONS
     Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund or its agents. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund or its agents. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.
     Telephoned exchange instructions may be recorded. They must be received by the transfer agent before 4:00 p.m. (Eastern time) for shares to be exchanged that day. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
REDEEMING SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Shareholder redemptions may be subject to a contingent deferred sales charge. Redemption procedures are explained in the respective prospectuses under "How to Redeem Shares" or "Redeeming Class F Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
Since portfolio securities of the Fund may be traded on foreign exchanges which trade on Saturdays or on holidays on which the Fund will not make redemptions, the net asset value each class of Shares of the Fund may be significantly affected on days when shareholders do not have an opportunity to redeem their Shares.
Class B Shares redeemed within six years of purchase, Class C Shares and applicable Class A Shares redeemed within one year of purchase, and Class F Shares redeemed within four years of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the distributor to the financial institutions for services rendered, and the length of time the investor remains a shareholder in the Fund. Should financial institutions elect to receive an amount less than the administrative fee that is stated in the prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly. REDEMPTION IN KIND
Although the Fund intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio.


Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Directors determine to be fair and equitable.
The Corporation has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Corporation is obligated to redeem Shares for any shareholder in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.


TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
However, the Fund may invest in the stock of certain foreign corporations which would constitute a Passive Foreign Investment Company (PFIC). Federal income taxes may be imposed on the Fund upon disposition of PFIC investments.
  UNITED KINGDOM TAXES
     The Adviser currently understands that an investment company such as the Fund is not taxable under the laws of the United Kingdom as long as the Adviser follows certain operating procedures. To comply with these procedures, the Adviser will make all investment decisions for the Fund and execute all portfolio transactions outside the United Kingdom.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. The Fund's dividends, and any short-term capital gains, are taxable as ordinary income.


  CAPITAL GAINS
     Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.
TOTAL RETURN

The total return of the Fund's Class A Shares for the period from April 21, 1994, (date of initial public investment) to November 30, 1995 and for the fiscal year ended November 30, 1995, were 8.11% and 11.49%, respectively. The total return of the Fund's Class F Shares for the period from April 22, 1994 (date of initial public investment) to November 30, 1995 and for the fiscal year ended November 30, 1995, were 12.02% and 15.52%, respectively.
The Fund's Class B Shares and Class C Shares had a cumulative total return from the period from July 27, 1995 (date of initial public investment) to November 30, 1995, of (0.56%) and 3.87%, respectively. Cumulative total return reflects the Fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge. The Fund's total return is representative of approximately 7 1/2 months of fund activity since the Fund's effective date.
The average annual total return for each class of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge on Class A Shares or Class F Shares, adjusted over the period by any additional Shares, assuming the quarterly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price or the offering price of Shares redeemed. Occasionally, total return which does not reflect the effect of the sales charge may be quoted in advertising.
YIELD

For the period ended November 30, 1995, the thirty-day yields for Class A Shares, Class B Shares, Class C Shares, and Class F Shares were 3.95%, 3.45%, 3.44%, and 3.90%, respectively.
The yield for each class of Shares of the Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by the class of Shares over a thirty-day period by the maximum offering price per share of the respective class on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to the shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a class of Shares, the performance will be reduced for those shareholders paying those fees.
PERFORMANCE COMPARISONS

The performance of each class of Shares depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;
   o type of instruments in which the portfolio is invested;


   o changes in interest rates and market value of portfolio securities;
   o changes in the Fund's or a class of Shares' expenses; and
   o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per Share fluctuate daily. Both net earnings and net asset value per Share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
   o LIPPER ANALYTICAL SERVICES, INC. --ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.
   o EUROPE, AUSTRALIA, AND FAR EAST (EAFE) is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.




   o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.
   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
   o DOW JONES COMPOSITE AVERAGE or its component averages--an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.
   o DOW JONES WORLD INDUSTRY INDEX or its component indices, including, among others, the utility sector.
   o STANDARD & POOR'S 500 STOCK INDEX or its component indices--an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


   o THE NEW YORK STOCK EXCHANGE composite or component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.
   o FINANCIAL TIMES ACTUARIES INDICES--including the FTA-World Index (and components thereof), which are based on stocks in major world equity markets.
   o LIPPER-MUTUAL FUND PERFORMANCE ANALYSIS AND LIPPER-FIXED INCOME FUND PERFORMANCE ANALYSIS--measure of total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.
   o VALUE LINE MUTUAL FUND SURVEY, published by Value Line Publishing, Inc.- -analyzes price, yield, risk, and total return for equity and fixed income mutual funds. The highest rating is one, and ratings are effective for two weeks.
   o MUTUAL FUND SOURCE BOOK, published by Morningstar, Inc.--analyzes price, yield, risk, and total return for equity and fixed income funds.
   o CDA MUTUAL FUND REPORT, published by CDA Investment Technologies, Inc.-- analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.
   o VALUE LINE INDEX--an unmanaged index which follows the stocks of approximately 1,700 companies.
   o WILSHIRE 5000 EQUITY INDEX--represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


   o HISTORICAL DATA supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Smith Barney Shearson and Bloomberg L.P.
   o FINANCIAL PUBLICATIONS: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines, among others--provide performance statistics over specified time periods.
   o MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDICES, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ( "EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies of Europe, Australia and the Far East.
   o CONSUMER PRICE INDEX (OR COST OF LIVING INDEX), published by the U.S. Bureau of Labor Statistics--a statistical measure of change, over time, in the price of goods and services in major expenditure groups.


   o STRATEGIC INSIGHT MUTUAL FUND RESEARCH AND CONSULTING, ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.
Advertisements and sales literature for all four classes of Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in either class of Shares based on quarterly reinvestment of dividends over a specified period of time.
From time to time as it deems appropriate, the Fund may advertise the performance of a class of Shares using charts, graphs, and descriptions, compared to federally insured bank products including certificates of deposit and time deposits and to money market funds using the Lipper Analytical Services money market instruments average.
Advertisements may quote performance information which does not reflect the effect of various sales charges on Class A Shares, Class B Shares, Class C Shares, and Class F Shares.
ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.


J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international portfolios.
MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.*


Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.
BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated Funds are available to consumers through major brokerage firms nationwide--including 200 New York Stock Exchange firms--supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division. *Source: Investment Company Institute


APPENDIX

STANDARD & POOR'S RATINGS GROUP ("S&P") CORPORATE BOND RATING DEFINITIONS


AAA--Debt rated "AAA" has the highest rating. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.
B--Debt rated "B" has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
CCC--Debt rated "CCC" has currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.
MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATING DEFINITIONS
AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or other elements which make the long term risks appear somewhat larger than in Aaa securities.
A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
BAA--Bonds which are rated "Baa" are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


BA--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS
A-1--This highest category designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
MOODY'S COMMERCIAL PAPER RATINGS
PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
   o Leading market positions in well established industries.
   o High rates of returns on funds employed.
   o Conservative capitalization structure with moderate reliance on debt and ample asset protection.


   o Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   o Well-established access to a range of financial markets and assured sources of alternate liquidity.
FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended November 30, 1995, are incorporated herein by reference to the Annual Report to shareholders of the Fund dated November 30, 1995.

















    Cusip 981487101
    Cusip 981487200
    Cusip 981487309
    Cusip 981487408